TELEMETRIX INC.
(COMMISSION FILE NO. 0-14724)

ANNUAL REPORT ON SEC FORM 10-KSB FOR FISCAL YEAR ENDED DECEMBER 31, 2000

Exhibit 24

POWER OF ATTORNEY

        The Registrants and each person whose signature to this Annual Report on Form 10-KSB appears below hereby authorizes James Doyle, with full power of substitution, to file one or more amendments, which amendments may make such changes he deems appropriate, and the Registrants and each such person hereby appoints James Doyle as attorney-in-fact with full power to act alone, to execute, in the name and on behalf of the Registrants and each such person, individually and in such capacity stated below, and any such amendments.

SIGNATURES

        Pursuant to the requirements of Section 15(d) of the Securities Exchange Act of 1934, Registrant have duly caused this Annual Report to be signed on its behalf by the undersigned officer, thereunto duly authorized, in the City of Gering, Nebraska.

                                                                                                                               TELEMETRIX INC., a Delaware corporation

March 28, 2001                                                                                                 By: /s/   JAMES DOYLE
                                                                                                                                        James Doyle
                                                                                                                                       Chief Financial Officer and Principal Accounting Officer

        Pursuant to the requirements of the Securities Act, this Annual Report has been signed by the following persons in the capacities and on the dates indicated.

                 Signature                                                                                                                  Title                                                                                    Date

                  /s/ WILLIAM W. BECKER                                                                         Chairman of the Board of Directors                                         March 28, 2001
                 William W. Becker

                  /s/ MICHAEL J. TRACY                                                                             Director & Chief Executive Officer                                          March 28, 2001
                 Michael J. Tracy

                  /s/ MICHAEL L. GLASER                                                                           Director                                                                                        March 28, 2001
                 Michael L. Glaser